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                                                                    Exhibit 24.1

                               SUNOCO PARTNERS LLC

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of SUNOCO PARTNERS LLC, a Pennsylvania limited liability company as the general partner of Sunoco Logistics Partners L.P. ("Sunoco GP"), does hereby constitute and appoint COLIN A. OERTON his or her true and lawful attorneys-in-fact and agent, for him or her and in his or her name, place and stead in his or her capacity as a director or officer, or both, of Sunoco GP, as hereinafter set forth below their signature, to sign and to file the Sunoco Logistics Partners L.P. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments, with all exhibits, thereto and any and all other documents or instruments necessary or incidental in connection therewith; and

     THAT the undersigned Sunoco GP does hereby constitute and appoint COLIN A. OERTON its true and lawful attorney-in-fact and agent for it and in its name and on its behalf to sign and to file said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Said attorney-in-fact shall have full power of substitution and re-substitution, and said attorney-in-fact or any substitute appointed by him hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 28th day of March 2002.


                                      /s/ John G. Drosdick
                                      ------------------------------------------
                                      John G. Drosdick
                                      Chairman

                                      /s/ Thomas W. Hofmann
                                      ------------------------------------------
                                      Thomas W. Hofmann
                                      Director

                                      /s/ Deborah M. Fretz
                                      ------------------------------------------
                                      Deborah M. Fretz
                                      President, Chief Executive Officer and
                                      Director

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                              /s/ Joseph P. Krott
                              --------------------------------------------------
                              Joseph P. Krott
                              Comptroller

                              SUNOCO PARTNERS LLC,
                                  as General Partner of
                                  Sunoco Logistics Partners L.P.

                              /s/ Deborah M. Fretz
                              --------------------------------------------------
                              Deborah M. Fretz
                              President, Chief Executive Officer
                              and Director

ATTEST:

/s/ Martha L. Moore
------------------------------
Martha L. Moore
Assistant Secretary

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                             Secretary's Certificate
                                       of
                               SUNOCO PARTNERS LLC
                               -------------------

     I, the undersigned, Martha L. Moore, Assistant Secretary of Sunoco Partners LLC, a Pennsylvania limited liability company, as general partner of Sunoco Logistics Partners L.P. (the "Company"), DO HEREBY CERTIFY THAT:

     1. Pursuant to the Limited Liability Company Act of the Pennsylvania Business Corporation Law, all the members of the board of directors of the Company unanimously consented, as of March 28, 2002, to the following resolutions:

               RESOLVED that, the Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001, for Sunoco Logistics Partners L.P. be, and it hereby is, approved, subject to such changes or amendments as may be approved (as so amended, the "Form 10-K") by any one of the following officers of Sunoco Partners LLC (the "Company") as General Partner of Sunoco Logistics Partners L.P.: the Chief Executive Officer and President, the Vice President and Chief Financial Officer, and the Comptroller (collectively, the "Authorized Officers"); and

               FURTHER RESOLVED that, each of the Authorized Officers is authorized to sign and file, or cause to be filed, on behalf of the Company, the Form 10-K, together with any such other certificates, documents, instruments or notices as may be necessary or as any such officer may deem necessary or desirable in order to effectuate or carry out the purposes and intent of the foregoing resolutions, and

               FURTHER RESOLVED that each of the Authorized Officers be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing of the Form 10-K, for and on behalf of the Company as General Partner of Sunoco Logistics Partners L.P.; and

               FURTHER RESOLVED that, all such actions heretofore taken by any one or more of the Authorized Officers in order to effectuate or carry out the purposes and intent of the foregoing resolutions are hereby ratified, adopted and approved

     I further certify that that no action has been taken to amend, modify, rescind or revoke the foregoing resolutions, and the same are now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of Sunoco Partners LLC this 28th day of March, 2002.


                                         /s/ Martha L. Moore
                                         ---------------------------------------
                                         Martha L. Moore
                                         Assistant Secretary

                                         [SEAL]

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